INCOME (LOSS) PER SHARE	12 Months Ended
Dec. 31, 2011
INCOME (LOSS) PER SHARE

28.    INCOME (LOSS) PER SHARE

Basic and diluted income (loss) per share for each of the periods presented is calculated as follows:

	For the Years Ended December 31,
	2009	2010	2011	2011
	RMB	RMB	RMB	US$
Numerator:
Net income (loss) attributable to ordinary shareholders used in calculating income (loss) per ordinary share - basic and diluted	46,418	129,400	(215,003)	(34,161)
Denominator:
Weighted average number of ordinary shares outstanding used in calculating basic and diluted income (loss) per share	74,648,779	146,040,594	142,251,454	142,251,454
Basic and diluted income (loss) per share	0.62	0.89	(1.51)	(0.24)

In 2008, the Company issued Series A and Series B Preferred Shares. Each Preferred Share shall be convertible, at the option of the holder thereof, at any time after the closing of the subscription, into a number of fully paid and non-assessable ordinary Shares at a ratio 1:100 and is subject to adjustment pursuant to anti-dilution provisions. One hundred per cent of each class of the Preferred Shares which are outstanding immediately prior to the closing of the qualified initial public offering shall, on and with effect from the closing of the qualified initial public offering, be automatically converted into ordinary shares.

In 2009, the effects of the Preferred Shares were anti-dilutive when computed on an “if converted” basis. In addition, the share options were not included in the calculation of diluted income (loss) per share under the treasury stock method for the years ended December 31, 2009, 2010 and 2011, because their exercise prices were greater than the average fair value of the ordinary shares and, therefore, the effect would be anti-dilutive.